UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 10, 2015
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2015-C30
(Exact name of issuing entity)

Wells Fargo Bank, National Association
Rialto Mortgage Finance, LLC
C-III Commercial Mortgage LLC
Basis Real Estate Capital II, LLC
National Cooperative Bank, N.A.
(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	333-195164-11	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On or about August 12, 2015, a series of commercial mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2015-C30, Commercial Mortgage Pass-Through Certificates, Series 2015-C30 (the “Certificates”), are expected to be issued pursuant to a pooling and servicing agreement, attached hereto as Exhibit 4.1 and dated as of August 1, 2015 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B, Class C and Class PEX Certificates (collectively, the “Public Certificates”) and (ii) the Class X-E, Class X-FG, Class X-H, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Private Certificates” and together with the Public Certificates, the “Certificates”). Only the Public Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2015-C30 (the “Issuing Entity”), a common law trust fund to be formed on or about August 12, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 101 commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans are expected to be acquired by the Registrant (i) from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of July 27, 2015, between the Registrant and WFB, (ii) from Rialto Mortgage Finance, LLC (“RMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of July 27, 2015, between the Registrant and RMF, (iii) from C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of July 27, 2015, between the Registrant and C-III, (iv) from Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of July 27, 2015, among the Registrant, Basis and Basis Investment Group LLC and (v) from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of July 27, 2015, between the Registrant and NCB.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived in part from the proceeds from the sale of Certificates by the Registrant to Wells Fargo Securities, LLC (“WFS”), Deutsche Bank Securities Inc. (“DBSI”), and Morgan Stanley & Co. LLC (“MS&C”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated July 27, 2015, among the Registrant, WFS, DBSI and MS&C (pertaining to the Public Certificates), and a Certificate Purchase Agreement, dated July 27, 2015, among the Registrant, WFS, DBSI and MS&C (pertaining to the Private Certificates, which will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended (such transaction, an “Exempt Transaction”)).

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated July 29, 2015, supplementing the Prospectus dated June 22, 2015, each as filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated July 27, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., and Morgan Stanley & Co. LLC, as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of July 27, 2015, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of July 27, 2015, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of July 27, 2015, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of July 27, 2015, among Basis Real Estate Capital II, LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Basis Investment Group LLC.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of July 27, 2015, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 10, 2015	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By	/s/ Anthony Sfarra
Name: Anthony Sfarra Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated July 27, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., and Morgan Stanley & Co. LLC, as underwriters, and Wells Fargo Bank, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated as of August 1, 2015, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer, National Cooperative Bank, N.A., as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of July 27, 2015, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of July 27, 2015, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of July 27, 2015, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of July 27, 2015, among Basis Real Estate Capital II, LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Basis Investment Group LLC.	(E)
99.5	Mortgage Loan Purchase Agreement, dated as of July 27, 2015, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)